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                                                                   Exhibit 10.13


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                CONTENT AGREEMENT

       This Agreement, dated as of January 30, 1999 (the "Effective Date"), is made by and between Lycos, Inc., a Delaware corporation with a principal place of business at 400-2 Totten Pond Road, Waltham, MA 02154 ("Lycos"), and Snap Technologies, Inc., a California corporation with a principal place of business at 101 Townsend Street, Suite 333, San Francisco, California 94107 ("Snap").

                                    RECITALS

       WHEREAS Lycos is the owner or licensee of certain Web services which are accessible through the URLs www.lycos.com (the "Lycos Site"), www.tripod.com, www.angelfire.com, www.mailcity.com and www.whowhere.com (all sites are collectively referred to as the "Lycos Network"); and

       WHEREAS Snap operates an Internet site with a URL www.collegeedge.com (the "Snap Site") that provides content regarding colleges and graduate schools ("Content"); and

       WHEREAS Lycos wants to establish a link from the Lycos Site to a co-branded version of the Snap Site (the "Co-branded Site") in order to make the Content easily accessible to Lycos' users; and

       WHEREAS Snap wants to establish the Co-branded Site and have it linked to the Lycos Site in order to expose the Content to Lycos' users;

       NOW, THEREFORE, Lycos and Snap hereby agree as follows:

       1. LINKS. Lycos will place links, at its sole discretion, from relevant portions of the Lycos Site to the Co-branded Site. When Lycos creates an area of the Lycos Network dedicated to educational content targeted to users under the age of eighteen, Lycos will place a link to the Co-branded Site in such area.

       2.   CO-BRANDED SITE.

            a. OPERATING AND SERVING. Snap shall launch the Co-branded Site on March 18, 1999 (the "Launch Date"), unless otherwise agreed to by the parties. Snap will operate and serve the Co-branded Site in a manner consistent with the present quality standards of Lycos and which meets response performance standards for Lycos users at least as good as those of the Lycos Site. In addition, Snap will be responsible for system operation software costs, hardware costs, and network costs. Snap will generate weekly traffic reports and provide Lycos with traffic reports. Snap will be responsible for integration of Lycos' ad serving software with the Co-branded Site. Snap shall not sell or place advertisements or sponsorships on any page of the Co-Branded Site for any entity or person and shall not sell any merchandise or other items on any page of the Co-branded Site without the prior approval of Lycos. In addition, without Lycos' prior



* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.


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approval, Snap shall not place a link to the Snap Site or any other site on the
Co-branded Site. Additional services and functionality that are developed by Snap for the Snap Site (or any successor to it) will be provided by Snap at no cost so that the Co-Branded Site is maintained at a level substantially equal to the Snap Site as it appears from time to time. Lycos may elect not to include on the Co-branded Site any such additional services and functionality. Lycos shall have the right to provide online access to the Co-Branded Site to Lycos' subsidiaries, joint venture partners of Lycos, and licensees of the Lycos Web services.

            b. LOOK AND FEEL; BRANDING. Lycos shall create and design the "look and feel" of the Co-branded Site. The Co-branded Site shall include Snap's logo (subject to Lycos' approval) displayed on each page, unless otherwise agreed to by both parties. Lycos, in its sole discretion, shall determine the URL of the Co-branded site.

       3. ADVERTISING. In its sole discretion, Lycos will sell either or both advertising or sponsorships on the Co-branded Site. The Net Revenue from [*] will be split [*]. "Net Revenue" means [*]. Payment will be made in the month following the quarter in which Lycos actually receives the revenues. Snap will have the right, at its expense (except as provided below) to audit Lycos' books and records for the purpose of verifying Net Revenues. Such audits will be made not more than once per year, on not less than ten (10) days written notice, during regular business hours, by auditors reasonably acceptable to Lycos. If the auditor's figures reflect Net Revenues higher than those reported by Lycos, Lycos will pay the difference. If the auditor's figures vary more than 10% from the figures provided by Lycos, Lycos will also pay the reasonable cost of the audit.

       4. TEASERS. Lycos may use portions of the Content to create "teasers" to be displayed, in Lycos' sole discretion, throughout the Lycos Site to entice users to view the Co-branded Site.

       5. COLLEGE FEES. Snap will pay Lycos [*] of the fees (the "College Fees") charged by Snap to the colleges and universities whose applications are displayed on the Co-branded Site. Payment will be made in the month following the month in which Snap begins displaying a college's or university's application on the Co-branded Site. Snap will provide Lycos with monthly reports regarding the College Fees invoiced and collected during the prior month. Lycos will have the right, at its expense (except as provided below) to audit Snap's books and records for the purpose of verifying the College Fees. Such audits will be made not more than once per year, on not less than ten (10) days written notice, during regular business hours, by auditors reasonably acceptable to Snap. If the auditor's figures reflect College Fees higher than those reported by Snap, Snap will pay the difference. If the auditor's figures vary more than 10% from the figures provided by Snap, Snap will also pay the reasonable cost of the audit.



* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.


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       6.   LICENSES. To the extent access to the Co-branded Site is deemed a use, public display, transmission, distribution or reproduction of the Content, or to the extent the Content is actually used, publicly displayed, transmitted, distributed or reproduced on the Lycos Site, Snap hereby grants Lycos a non-transferable (except as provided herein), royalty-free (except as provided herein), worldwide license to use, publicly display, transmit, distribute and reproduce the Content during the Term solely for the purposes described herein. In addition, subject to the terms and conditions of this Agreement, Lycos hereby grants Snap, and Snap hereby grants Lycos, the right to reproduce and display the other's logos, trademarks, trade names and other similar identifying material solely for the purposes described herein.

       7. NO INFRINGEMENT. Each party has the right to enter into this Agreement and to grant the licenses provided herein. Each party represents and warrants that neither its Internet site nor any elements or parts thereof (other than content placed on such site by a third party, of which the site owner does not have actual knowledge) will violate or infringe upon the patent, copyright, literary, privacy, publicity, trademark, service mark or any other personal or property right of any person, nor will same constitute a libel or defamation of any person or entity. EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABIITY OR OTHERWISE WHICH WOULD EXTEND BEYOND THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN.

       8. INDEMNIFICATION. Each party agrees to indemnify and hold harmless the other party and the other party's officers, directors, shareholders, employees, accountants, attorneys, agents, affiliates, subsidiaries, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to any breach of any warranty, representation, covenant or agreement made by the indemnifying party in this Agreement. The foregoing indemnity is conditioned upon: prompt written notice by the indemnified party to the indemnifying party of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by the indemnifying party; and such reasonable cooperation by the indemnified party in the defense as the indemnifying party may request.

       9. PRESS RELEASES. The parties may jointly prepare press releases concerning the existence of this Agreement and the terms hereof. Otherwise, no public statements concerning the existence or terms of this Agreement will be made or released to any medium except with the prior approval of both parties or as required by law.

       10. CONFIDENTIALITY. During the Term of this Agreement and thereafter, each party will use and reproduce the other party's Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and will


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.



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restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and will not disclose the other party's Confidential Information to any third party without the prior written approval of the other party. Notwithstanding the foregoing, it will not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure. As used in this Agreement, the term "Confidential Information" refers to: (i) the terms and conditions of this Agreement; (ii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iii) any other information relating to either party or its business that is not generally known to the public, including but not limited to information about either party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (A) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (B) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (C) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (D) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

       11. TERM. The term ("Term") of this Agreement will commence on the Effective Date and continue until December 31, 2000 unless terminated earlier as provided below. This Agreement will renew automatically for successive one year periods unless either party gives written notice of non-renewal to the other party at least thirty (30) days prior to any such renewal date.

       12. TERMINATION. Either party may terminate this Agreement (a) if the other party files a petition for bankruptcy, becomes insolvent, or makes an assignment for the benefit of its creditors, or a receiver is appointed for the other party or its business; (b) upon the occurrence of a material breach of a material provision by the other party if such breach is not cured within thirty (30) days after written notice is received by the breaching party identifying the matter constituting the material breach; (c) upon thirty (30) days written notice if the other party's product or service, viewed as a whole, ceases to be competitive with substantially similar services then being offered by third parties; or (d) by mutual consent of the parties. In addition, Lycos may terminate this Agreement on [*] written notice.

       13. RELATIONSHIP OF PARTIES. Snap and Lycos are independent contractors under this Agreement, and nothing herein will be construed to create a partnership, joint venture or agency relationship between them. Neither party has authority to enter into


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.


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agreements of any kind on behalf of the other.

       14. CHOICE OF LAW AND FORUM. This Agreement, its interpretation, performance or any breach thereof, will be construed in accordance with, and all questions with respect thereto will be determined by, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and wholly to be performed within said state. Both parties hereby consent to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledge that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agree that any action related to this Agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waive any objection it has or may have in the future with respect to any of the foregoing.

       15. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between the parties concerning the subject matter, and cannot be amended except by a writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent, employee or attorney for the other party in executing this Agreement except as expressly stated herein.

       16. COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be considered original signatures.

       17. LIMITATIONS OF LIABILITY. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS; PROVIDED THAT THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY TO THE OTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY; (C)
BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE; OR (D) INDEMNIFICATION OR CONFIDENTIALITY OBLIGATIONS HEREUNDER.

       18. SURVIVAL. All terms of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled, and apply to respective successors and assigns.


* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.


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Executed as an instrument under seal as of the date first written above:

Snap Technologies, Inc.                   Lycos, Inc.


By:     /s/ Howard A. Berman              By:     /s/ Edward M. Philip
   ------------------------------------      -----------------------------------

Name:   Howard A. Berman                  Name:   Edward M. Philip
     ----------------------------------        ---------------------------------

Title:  E.V.P., C.O.O.                    Title:  C.O.O.
      ---------------------------------         --------------------------------

Date:   Feb. 5, 1999                      Date:   2/10/99
     ----------------------------------        ---------------------------------



* Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406.